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                       SECURITIES AND EXCHANGE COMMISSION

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 4, 2001

                                Bio-Plexus, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Connecticut                      0-24128                 06-1211921
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)

                      129 Reservoir Road, Vernon, CT 06066
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (860) 870-6112



          (Former Name or Former Address, if Changed Since Last Report)

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Item 3. Bankruptcy


         On April 4, 2001, Bio-Plexus, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut in Hartford, Connecticut. The case number for the Petition is 01-21079 RLK and the Company, as Debtor, is managing its business as a debtor-in-possession.

         The press release related to such action is Exhibit 99.1 to this filing, and is incorporated herein by reference. The Company's plan of reorganization has been filed as Exhibit 2.1 to this filing, and is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BIO-PLEXUS, INC.



                                  By: /s/ Kimberley A. Cady
                                      ----------------------------------
                                      Name:    Kimberley A. Cady
                                      Title:   Vice President of Finance and
                                               Chief Financial Officer


Date:  April 5, 2001


                                  EXHIBIT INDEX


Exhibit No.       Description

                  2.1 Plan of Reorganization dated April 4, 2001 for Bio-Plexus, Inc.

                  99.1 Press Release announcing Bio-Plexus filing of voluntary petition under Chapter 11 of the United States Bankruptcy Code.